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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.

                                  FORM 8-K/A

                                Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 1996

                           Matewan BancShares, Inc.
                           ------------------------
            (Exact name of registrant as specified in its charter)

Delaware                         33-17172                      55-0639363
- --------                         --------                      ----------
(State or other                 (Commission                  (IRS Employer
 jurisdiction of                 File Number)                 Identification
 incorporation)                                               Number)

P.O. Box 100, 2nd Avenue and Vinson Street, Williamson, WV 25661
- ---------------------------------------------------------- -----
(Address of Principal Executive Offices)                   (Zip
                                                            Code)

Registrant's telephone number, including area code (304) 235-1544
                                                   --------------

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Item 7. Financial Statements and Exhibits

(a) Pro Forma Financial Information and Financial Statements were not available at the time of the 8-K filing of March 28, 1996 and therefore their inclusion was impractical for the 8-K filing of that date.

                                                     Matewan BancShares, Inc.
                                              Pro Forma Consolidated Balance Sheet
                                                        December 31, 1995
                                                    (in thousands of dollars)

                                                      Matewan       Bank One,       Proforma        Proforma
                                                    BancShares,     Pikeville      Adjustment     Consolidated
                                                        Inc.           N.A.                        Statement
Assets
Cash and due from banks                               $ 23,881      $  7,565                        $ 31,446
Federal fund sold and securities purchased
  under agreements to resell                            17,237        42,321         (2,130)(1)       57,428
                                                      --------      --------                        --------
Cash and cash equivalents                               41,118        49,886         (2,130)          88,874
Interest bearing deposits                                5,704             0                           5,704
Investment securities:
  Available-for-sale                                    32,429         8,651                          41,080
  Held-to-maturity                                      73,299         3,270            152(3)        76,721
Loans, net                                             228,568       150,762            689(3)       380,019
Premises and equipment                                   9,692         8,836          2,149(3)        20,677
Intangible assets                                        1,660           492          6,904(2&3)       9,056
Other assets                                             8,564         2,977                          11,541
                                                      --------      --------       --------         --------
    Total assets                                      $401,034      $224,874       $  1,764         $633,615
                                                      ========      ========       ========         ========
Liabilities and shareholders' equity
Liabilities:
  Deposits:
    Non-interest bearing                              $ 44,917      $ 24,441                        $ 69,358
    Interest bearing                                   289,470       166,223            776(3)       456,469
                                                      --------      --------       --------         --------
      Total deposits                                   334,387       190,664            766          525,827
  Short-term borrowings:
    Federal funds purchased and repurchase
      agreements                                         9,361        10,743                          20,104
    Other                                                8,349         1,061                           9,410
    Long-term borrowings                                     0             0          8,000(1)         8,000
    Other liabilities                                    3,120         2,924                           6,044
                                                      --------      --------       --------         --------
      Total liabilities                                355,217       205,392          8,776          569,385
Shareholders' equity:
  Preferred stock--$1 par value;                             0             0            805(1&4)         805
  Common stock--$1 par value;
    10,000,000 shares authorized;
    3,684,104 shares outstanding
    at December 31, 1995                                 3,684         2,250         (2,250)(2&4)      3,684
  Surplus                                               12,182         4,436         13,229 (1&4)     29,347
  Retained earnings                                     29,976        12,613        (12,613)(2&4)     29,976
  Treasury stock                                           (78)                                          (78)
  Net unrealized gain (loss) on
    available-for-sale securities                           53           183           (183)(2&4)         53
                                                      --------      --------       --------         --------

    Total shareholders' equity                          45,817        19,482         (1,012)          64,287
                                                      --------      --------       --------         --------
Total liabilities and shareholders' equity            $401,034      $224,874        $ 1,764         $633,615
                                                      ========      ========       ========         ========

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                           Matewan BancShares, Inc.
                             Statements of Income
            Pro Forma Consolidated For the Year Ended December 31, 1995
                          (In Thousands of Dollars)

                                  Matewan    Bank One,   Proforma     Proforma
                                BancShares,  Pikeville  Adjustment  Consolidated
                                   Inc.         N.A.                  Statement

Interest income:
  Interest and fees on loans      $25,324     $15,348     (775)(7)    $39,917
Interest and dividends on
 investment securities
  Taxable                           6,272       1,339      (30)(7)      7,581
  Tax exempt                          146         270                     416
Federal fund sold and securities
 purchased under agreements
 to resell                            700       1,007     (121)(5)      1,586
                                  -------     -------    -----        -------
Total interest income              32,442      17,964     (906)        49,500

Interest expense:
  Deposits                         12,067       6,769     (636)(7)     18,200
  Short-term borrowings               577       1,129      620 (6)      2,326
                                  -------     -------    -----        -------
Total interest expense             12,644       7,898      (16)        20,526
                                  -------     -------    -----        -------
Net interest income                19,798      10,066     (890)        28,974
Provision for loan losses           1,908         941                   2,849
                                  -------     -------    -----        -------
Net interest income after
 provision for loan losses         17,890       9,125     (890)        26,125

Non-interest income:
Service charges and fees            2,050         857                   2,907
Investment securities                   0         (32)                    (32)
Other                               1,252         411                   1,663
                                  -------     -------                 -------
  Total non-interest income         3,302       1,236                   4,538
Non-interest expense:
Salaries and employee benefits      5,776       4,189                   9,965
Net occupancy                         954       1,288       86 (7)      2,328
Other                               6,259       3,180    1,290 (7)     10,729
                                  -------     -------                 -------

Total non-interest expense         12,989       8,657    1,376         23,022
                                  -------     -------   ------        -------
Income before taxes                 8,203       1,704   (2,266)         7,641
Applicable income taxes             2,983         550     (906)(8)      2,627
                                  -------     -------   ------        -------
  Net income                      $ 5,220     $ 1,154   (1,360)       $ 5,014
                                  =======     =======                 =======

Dividend on Preferred Stock            -            -   (1,509)       $ 1,509
                                                        ------
Net income applicable to Common
 Stock                            $ 5,220       1,154   (2,869)       $ 3,505
                                                                      =======

Net income per share applicable to
 common stock                       $1.42                               $ .96
                                  =======                             =======

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Notes to pro forma financial statements
(amounts on thousands of dollars)

     Pursuant to the Purchase Agreement, the Company paid Banc One $28.6 million in cash for 100% of the outstanding capital stock of Pikeville and has incurred related costrs and expenses of $448. Pro forma financial statements reflect the acquisition as a purchase.

(1)  Net cash adjustment
       Proceeds of preferred stock offering                       $18,470
       Proceeds from note payable                                   8,000
       Funds applied to purchase Bank One, Pikeville              (28,600)
                                                                  -------
     Net cash adjustment                                          $(2,130)
                                                                  =======
(2)  Intangible asset calculation
       Purchase price of Bank One, Pikeville                      $28,600
       Book value of Bank One, Pikeville                          (19,482)
                                                                  -------
     Initial intangible asset value                               $ 9,118
                                                                  =======

     Under purchase accounting, Pikeville's assets and liabliities are required to be adjusted to their estimated fair values. The estimated fair value adjustments have been determined by the Company based upon information available to management, following are pro forma adjustments made to reflect Pikeville's fair value at December 31, 1995 (in thousands).

     Amounts as reported by Pikeville                             $19,482

     Fair value adjustments
       Investments                                                    152
       Loans                                                          689
       Fixed Assets                                                 2,149
       Certificates of Deposit                                       (776)
       Deposit base intangible                                      2,517
       Costs in excess of company acquired                          4,387
                                                                  -------
                                                                  $28,600
                                                                  =======


(3)  Purchase price in excess of book
       Investment securities marked to market                     $  (152)
       Loan portfolio marked to market                               (689)
       Premises and fixed assets written to market                 (2,149)
       Certificates of deposit marked to market                       776
                                                                  -------
     Adjustments to intangible asset                              $(2,214)
                                                                  =======

     The Company has indentified certain acquired loans which its plans for recovering the net carrying value differs from Pikeville's basis used for estimation of losses on those loans. The Company's plan for these loans also differs from its plans regarding the remaining loans in the portfolio. These loans, primarily commercial in nature, will be worked heavily through collection efforts which may result in the foreclosure on the collateral underlying the loans to minimize estimated losses. Based on the Company's plan of action related to these certain loans, the Company has estimated that their carrying value should be written down by approximately $1.043 million, to their estimated fair value, which has been included in the $(689) above.

(4)  Equity adjustments
       Proceeds from preferred stock offering
         Preferred                                                $   805
         Surplus                                                   17,665
                                                                  -------
       Preferred stock                                            $18,470
                                                                  =======
     Elimination of Bank One Pikeville capital
       Common stock                                               $(2,250)
       Common surplus                                              (4,436)
       Retained earnings                                          (12,613)
       Net unrealized gain on investment securities                  (183)
                                                                  -------
     Capital adjustment                                           $19,482
                                                                  =======

(5)  Interest foregone on $2,130 for one year at 5.69%

(6)  Interest expense on note payable

(7)  (a)  Amortization of deposit base intangibles over the estimated
          lives of deposit relationships on an accelerated basis     (998)

     Pursuant to the Purchase Agreement, the Company paid Bank One $28.6 million in cash for 100% of the outstanding capital stock of Pikeville and has incurred related costs and expenses of $448. Pro forma financial statements reflect the acquisition as a purchase.


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     (b)  Amortization/acceleration of adjustments to
          investments and loans                                      (30)

     (c)  Amortization/accretion of adjustments to
          deposits                                                    636

     (d)  Amortization over 15 years of cost in excess
          of net assets acquired                                     (292)

     (e)  Amortization/accretion of adjustments to loans             (755)

     (f)  Depreciation of adjustments to fixed assets                 (86)

(8)  Income tax effect at 40%                                        (906)

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     (b)  Exhibits and Reports on Form 8-K - A report on Form 8-K was filed March 28, 1996 and incorporated herein by reference.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MATEWAN BANCSHARES, INC.



                                      By: /s/Dan R. Moore
                                          -------------------------
                                            Dan R. Moore, President

                                      Dated: May 28, 1996